UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMER
GLOBAL FUND
3 31 2014
SEMIANNUAL REPORT

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund		MSCI All Country (AC)
	Without Sales Charge	With Sales Charge	World Index
6-Month	8.22%	2.00%	8.48%
1-Year	19.16	12.32	16.58
5-Year	19.97	18.55	17.80
10-Year	7.97	7.33	6.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 8.22% during the reporting period. In comparison, the Fund’s benchmark, the MSCI All Country World Index, returned 8.48% during the same period. Seven out of nine sectors the Fund is invested in at period end made a positive contribution to the Fund’s absolute performance; meaningful contributions came from holdings in the information technology, financials, industrials and health care sectors. Holdings in the energy and materials sectors detracted from performance during the reporting period.

MARKET OVERVIEW

Global equity markets rallied over the first half of the reporting period as they reacted favorably to good fiscal news and clear guidance on monetary policy. In October, the United States Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. In December, the Federal Reserve (the “Fed”) announced that it would reduce its monthly bond purchases by $10 billion, or roughly 12%, from $85 billion to $75 billion, starting in January 2014. The Fed continued to hold short-term interest rates at very low levels.

Over the second half of the reporting period, most markets around the world were flat to a bit lower. This was not surprising given the surge in 2013. Financial headlines during this time were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China. While we do not disregard macro events, we focus principally on the microeconomic characteristics of specific companies, and their prices. Regardless of how macro events unfold, we believe companies with strong, durable, economic traits, purchased at sensible prices are likely to have good long-run return structures. We don’t think it is wise to construct a portfolio to adapt to a particular economic environment. We seek to hold a portfolio of investments that are adaptable to a wide array of environments. In effect, we seek to be a Fund for all seasons.

FUND REVIEW

On an individual stock basis, Google, Inc., The Walt Disney Co. and ICICI Bank Ltd. were among the strongest positive contributors to the Fund’s return. Our investment thesis on Google is predicated on the structural shift toward online and Google’s sustained innovation in online search and demonstrated global leadership – hallmarks of desired companies in the Fund. Our contrarian buy discipline led us to purchase Google in June 2011 when the stock price was significantly depressed. We were able to buy what we consider a superb franchise with a proven ability to profitably monetize Internet search due to its significant network effect. During

3     OPPENHEIMER GLOBAL FUND

the reporting period, Google’s strong third-quarter earnings sent the stock higher. Revenue growth was strong, volumes increased and margins widened. Google continues to benefit from its market dominance in search and to explore new applications.

Walt Disney produces movies, television programs, musical recordings, books, magazines and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. In our opinion, this company has no peer. It has unique, iconic intellectual property assets, many channels through which to monetize them and high optionality potential to create more of both. The stock performed well during the reporting period as investors focused on the “content is king” theme in the broadcast and Internet segments of the consumer discretionary sector.

ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, we believe ICICI should be able to grow faster with less competition. ICICI’s checking and savings deposits are growing, and its asset quality should improve with GDP growth as should loan growth. This virtuous circle should lead to meaningful improvements in return on equity, in our opinion.

Detractors from performance this reporting period included Tod’s SpA, Theravance, Inc. and Technip SA. Tod’s is one of the best-run luxury goods companies around, maker of the iconic driving shoe and a leading leather goods and accessories maker. A slowdown in Europe and China has impacted growth rates which led to stock price declines. We have been long time owners of Tod’s and strongly believe in the longevity of the appeal of its products and ethos.

Theravance, a U.S.-based biopharmaceutical company, represents an opportunity to participate in the growing addressable markets for chronic obstructive pulmonary disease (COPD) and asthma from its partnered programs with GlaxoSmithKline (GSK), which has the leading franchise in these areas. Theravance has attractive economic terms with significant royalty rates and few cost obligations. We believe the FDA’s approval of COPD drug Breo bodes well for approval in the European Union as well as for an FDA decision on COPD drug Anoro, which demonstrated superior efficacy to Advair in phase 3 trials. Moreover, we believe the company’s proposed corporate restructuring, which would split it into two companies – Royalty Management Company and Theravance Biopharma, should allow return of cash from royalties to shareholders and unlock hidden value for the early pipeline.

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Technip is a supplier of critical parts and services to the oil and gas industry. It is one of the three world leaders in underwater construction of oil and gas production facilities; it is the world’s largest manufacturer of flexible pipe; and it is the world leader in the liquefaction of natural gas. During the reporting period, Technip reduced margin guidance for its subsea segment for 2014. In addition, one of their two major competitors in the subsea construction field announced disappointing earnings on the back of customer disputes. Both announcements affected Technip’s share price negatively. In our opinion, Technip is the best-in-class supplier of critical services to key areas of the oil and gas industry and is positioned to benefit from the world’s continuing demand for energy.

STRATEGY & OUTLOOK

The Fund is a long-term, growth oriented investment portfolio. We use a bottom-up, fundamental approach, and seek to invest in high-quality companies with above average, sustainable characteristics. We seek to add value via our individual stock selection, and make no effort to mimic the weights assigned the Index by sector, region or country. Valuation is a critical part of our investment criteria. Assuming we properly understand a given set of business economics, our return structure is principally a function of paying an appropriate price.

Rajeev Bhaman, CFA
Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	3.0%
Google, Inc., Cl. A	2.7
UBS AG	2.2
Walt Disney Co. (The)	2.2
Airbus Group NV	2.1
SAP AG	2.0
Bayerische Motoren Werke (BMW) AG, Preference	2.0
McGraw Hill Financial, Inc.	2.0
eBay, Inc.	2.0
WellPoint, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	41.2%
Germany	11.1
Japan	9 .0
France	6 .0
Switzerland	5 .5
Sweden	4 .6
Spain	3 .8
Brazil	3 .6
United Kingdom	3 .6
India	3 .3

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPPAX)	12/22/69	8.22%	19.16%	19.97%		7.97%
Class B (OGLBX)	8/17/93	7.78%	18.14%	18.93%		7.45%
Class C (OGLCX)	10/2/95	7.84%	18.32%	19.09%		7.16%
Class I (OGLIX)	1/27/12	8.45%	19.69%	19.54	% *	N/A
Class N (OGLNX)	3/1/01	8.09%	18.87%	19.61%		7.60%
Class Y (OGLYX)	11/17/98	8.37%	19.47%	20.33%		8.32%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPPAX)	12/22/69	2.00%	12.32%	18.55%		7.33%
Class B (OGLBX)	8/17/93	2.78%	13.14%	18.73%		7.45%
Class C (OGLCX)	10/2/95	6.84%	17.32%	19.09%		7.16%
Class I (OGLIX)	1/27/12	8.45%	19.69%	19.54	% *	N/A
Class N (OGLNX)	3/1/01	7.09%	17.87%	19.61%		7.60%
Class Y (OGLYX)	11/17/98	8.37%	19.47%	20.33%		8.32%

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,082.20	$5.99
Class B	1,000.00	1,077.80	10.31
Class C	1,000.00	1,078.40	9.73
Class I	1,000.00	1,084.50	3.64
Class N	1,000.00	1,080.90	7.34
Class Y	1,000.00	1,083.70	4.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.20	5.81
Class B	1,000.00	1,015.06	10.00
Class C	1,000.00	1,015.61	9.44
Class I	1,000.00	1,021.44	3.53
Class N	1,000.00	1,017.90	7.12
Class Y	1,000.00	1,020.54	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.15%
Class B	1.98
Class C	1.87
Class I	0.70
Class N	1.41
Class Y	0.88

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS March 31, 2014 Unaudited

	Shares	Value
Common Stocks—99.9%
Consumer Discretionary—14.7%
Automobiles—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	2,281,054	$215,607,959
Hotels, Restaurants & Leisure—1.4%
Gtech SpA	1,173,654	35,695,155

McDonald’s Corp.	1,097,070	107,545,772

		143,240,927
Media—3.7%
Grupo Televisa SAB, Sponsored ADR	2,928,787	97,499,319

Walt Disney Co. (The)	2,849,100	228,127,437

Zee Entertainment Enterprises Ltd.	14,003,568	63,746,882

		389,373,638
Specialty Retail—3.0%
Industria de Diseno Textil SA (Inditex)	1,178,063	177,068,384

Tiffany & Co.	1,609,688	138,674,621
		315,743,005
Textiles, Apparel & Luxury Goods—4.6%
Brunello Cucinelli SpA	280,196	7,414,230

Kering	831,151	169,758,262

lululemon athletica, Inc.[1]	852,110	44,812,465

LVMH Moet Hennessy Louis Vuitton SA	1,059,000	192,782,428

Tod’s SpA	561,845	72,943,976
		487,711,361
Consumer Staples—6.3%
Beverages—1.7%
AMBEV SA, ADR	9,899,250	73,353,443

Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,105,363	103,064,046
		176,417,489

	Shares	Value
Food Products—2.8%
Nestle SA	1,547,381	116,593,391
Unilever plc	4,186,949	$178,824,116
		295,417,507
Household Products—1.8%
Colgate-Palmolive Co.	2,931,778	190,184,439
Energy—3.2%
Energy Equipment & Services—2.4%
Technip SA	1,779,020	183,681,828

Transocean Ltd.	1,619,028	66,930,617
		250,612,445
Oil, Gas & Consumable Fuels—0.8%
Repsol SA	3,442,602	87,970,020
Financials—21.6%
Capital Markets—5.6%
Credit Suisse Group AG1	3,329,286	107,808,521

Deutsche Bank AG	3,343,582	149,560,854

Goldman Sachs Group, Inc. (The)	648,311	106,225,758

UBS AG1	11,149,817	230,198,853
		593,793,986
Commercial Banks—6.9%
Banco Bilbao Vizcaya Argentaria SA	11,425,896	137,473,857

Citigroup, Inc.	3,778,320	179,848,032

ICICI Bank Ltd., Sponsored ADR	3,149,703	137,956,992

Itau Unibanco Holding SA, Preference, ADR	6,107,970	90,764,434

Societe Generale SA	1,394,516	86,085,088

Sumitomo Mitsui Financial Group, Inc.	2,116,900	90,236,005
		722,364,408
Diversified Financial Services—3.3%
BM&FBovespa SA	16,541,100	82,012,946

McGraw Hill Financial, Inc.	2,795,039	213,261,476

Moscow Exchange (The)	33,668,089	55,589,415
		350,863,837

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance—5.0%
Allianz SE	1,024,498	173,139,426
Dai-ichi Life Insurance Co. Ltd. (The)	7,349,800	$106,602,755

Fidelity National Financial, Inc., Cl. A	2,331,060	73,288,526

Prudential plc	8,197,950	173,666,954
		526,697,661
Real Estate Management & Development—0.8%
DLF Ltd.	28,136,051	83,246,985
Health Care—14.3%
Biotechnology—4.6%
Biogen Idec, Inc.[1]	207,060	63,333,442

Celldex Therapeutics, Inc.[1]	2,699,929	47,707,745

Circassia Pharmaceuticals plc[1]	5,991,710	29,967,237

Clovis Oncology, Inc.[1]	471,422	32,655,402

Gilead Sciences, Inc.[1]	1,772,070	125,568,880

Medivation, Inc.[1]	488,981	31,475,707

Theravance, Inc.[1]	2,058,325	63,684,576

Vertex Pharmaceuticals, Inc.[1]	1,295,037	91,585,017
		485,978,006
Health Care Equipment & Supplies—1.8%
St. Jude Medical, Inc.	997,330	65,215,409

Swiss Medical SA1,2,3	49,975,200	13,814,344

Zimmer Holdings, Inc.	1,147,484	108,529,037
		187,558,790
Health Care Providers & Services—3.5%
Aetna, Inc.	2,291,489	171,792,930

WellPoint, Inc.	1,979,905	197,099,543
		368,892,473
Pharmaceuticals—4.4%
Allergan, Inc.	664,780	82,499,198

Bayer AG	1,166,182	157,710,617

Roche Holding AG	435,697	130,964,649

Shire plc	1,834,900	90,289,933
		461,464,397

	Shares	Value
Industrials—12.2%
Aerospace & Defense—3.0%
Airbus Group NV	3,062,408	$219,618,349

Embraer SA, ADR	2,782,135	98,737,971
		318,356,320
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	1,160,680	113,027,019
Building Products—1.5%
Assa Abloy AB, Cl. B	3,064,160	163,657,576
Construction & Engineering—0.5%
FLSmidth & Co. AS	1,033,563	52,299,069
Electrical Equipment—2.7%
Emerson Electric Co.	1,481,960	98,994,928

Nidec Corp.	2,075,216	126,001,299

Prysmian SpA	2,048,596	51,120,367

Sensata Technologies Holding NV1	257,950	10,998,988

		287,115,582
Industrial Conglomerates—2.7%
3M Co.	1,056,090	143,269,169

Siemens AG	1,072,171	144,290,590
		287,559,759
Machinery—0.7%
FANUC Corp.	398,600	70,182,570
Information Technology—24.4%
Communications Equipment—4.0%
Juniper Networks, Inc.[1]	3,866,102	99,590,788

Telefonaktiebolaget LM Ericsson, Cl. B	24,042,089	320,316,184
		419,906,972
Computers & Peripherals—0.4%
Fusion-io, Inc.[1]	3,791,942	39,891,230
Electronic Equipment, Instruments, & Components—3.8%
Keyence Corp.	346,453	142,529,293

Kyocera Corp.	2,032,200	91,485,202

Murata Manufacturing Co. Ltd.	1,775,904	167,127,476

		401,141,971

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	Shares	Value
Internet Software & Services— 6.0% eBay, Inc.[1]	3,801,078	$209,971,549

Facebook, Inc., Cl. A1	2,200,770	132,574,385

Google, Inc., Cl. A1	260,030	289,806,035

		632,351,969
IT Services—0.5%
Infosys Ltd.	1,014,599	55,894,822
Semiconductors & Semiconductor Equipment—3.3%
Altera Corp.	5,054,897	183,189,467

Maxim Integrated Products, Inc.	4,874,905	161,456,854

		344,646,321
Software—6.4%
Adobe Systems, Inc.[1]	2,711,524	178,255,588

Intuit, Inc.	2,022,640	157,219,807

Microsoft Corp.	3,082,292	126,343,149

SAP AG	2,700,251	218,568,447

		680,386,991
Materials—1.7%
Chemicals—1.0%
Linde AG	547,037	109,498,427
Metals & Mining—0.7%
Alrosa AO	29,732,510	30,576,557

Vale SA, Sponsored ADR	2,791,040	38,600,083

		69,176,640
Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
KDDI Corp.	2,709,000	157,644,771

Total Common Stocks (Cost $6,029,666,346)		10,535,877,342

	Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $633,225)	294,074,928	$3,545,296

	Units
Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., 0.17EUR, 4/14/14[1] (Cost $2,687,002)	11,425,896	2,675,950

	Shares
Investment Company—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,4] (Cost $15,791,007)	15,791,007	15,791,007

Total Investments, at Value (Cost $6,048,777,580)	100.0%	10,557,889,595

Liabilities in Excess of Other Assets	(0.0)	(5,117,479)

Net Assets	100.0%	$10,552,772,116

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

Eur                      Euro

1.	Non-income producing security.

13     OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

2.      Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market
Fund, Cl. E	15,684,239	432,472,974	432,366,206	15,791,007
Swiss Medical SA	49,975,200	—	—	49,975,200

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$15,791,007	$17,200
Swiss Medical SA	13,814,344	—

Total	$29,605,351	$17,200

3.      Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $13,814,344, which represents 0.13% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Swiss Medical SA	5/16/94-8/31/11	$30,390,000	$13,814,344	$16,575,656

4. Rate shown is the 7-day yield as of March 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,345,613,525	41.2%
Germany	1,168,376,321	11.1
Japan	951,809,371	9.0
France	632,307,605	6.0
Switzerland	585,565,414	5.5
Sweden	483,973,761	4.6
Spain	405,188,211	3.8
Brazil	383,468,877	3.6
United Kingdom	382,458,307	3.6
India	344,390,976	3.3
Netherlands	219,618,349	2.1
Mexico	200,563,365	1.9
Italy	167,173,729	1.6
Ireland	90,289,933	0.9
Russia	86,165,972	0.8
Denmark	52,299,069	0.5
Canada	44,812,465	0.4
Argentina	13,814,345	0.1

Total	$10,557,889,595	100.0%

See accompanying Notes to Financial Statements.

14     OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,002,596,573)	$10,528,284,244
Affiliated companies (cost $46,181,007)	29,605,351

10,557,889,595

Receivables and other assets:
Dividends	20,727,733
Investments sold	18,033,812
Other	1,266,154

Total assets	10,597,917,294

Liabilities
Bank overdraft	13,585

Payables and other liabilities:
Shares of beneficial interest redeemed	24,653,653
Investments purchased	15,823,117
Trustees’ compensation	2,533,624
Distribution and service plan fees	1,866,893
Other	254,306

Total liabilities	45,145,178

Net Assets	$10,552,772,116

Composition of Net Assets
Additional paid-in capital	$5,839,623,760

Accumulated net investment income	290,166

Accumulated net realized gain on investments and foreign currency transactions	203,410,072

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,509,448,118

Net Assets	$10,552,772,116

15     OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,703,658,973 and 97,143,127 shares of beneficial interest outstanding)	$79.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$84.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $130,930,533 and 1,790,843 shares of beneficial interest outstanding)	$73.11
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $704,866,109 and 9,504,619 shares of beneficial interest outstanding)	$74.16
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $288,401,667 and 3,630,744 shares of beneficial interest outstanding)	$79.43
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $231,741,301 and 2,934,520 shares of beneficial interest outstanding)	$78.97
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,493,173,533 and 18,805,715 shares of beneficial interest outstanding)	$79.40

See accompanying Notes to Financial Statements

16     OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,860,571)	$63,415,978
Affiliated companies	17,200

Total investment income	63,433,178

Expenses
Management fees	33,722,313

Distribution and service plan fees:
Class A	9,078,592
Class B	686,491
Class C	3,439,480
Class N	565,723

Transfer and shareholder servicing agent fees:
Class A	8,710,845
Class B	240,475
Class C	635,599
Class I	26,443
Class N	270,586
Class Y	1,439,807

Shareholder communications:
Class A	224,298
Class B	13,554
Class C	32,564
Class I	204
Class N	2,648
Class Y	24,458

Custodian fees and expenses	448,238

Trustees’ compensation	126,870

Other	523,697

Total expenses	60,212,885
Less waivers and reimbursements of expenses	(63,703)

Net expenses	60,149,182

Net Investment Income	3,283,996

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $1,025,770)	290,109,743
Foreign currency transactions	(159,663)

Net realized gain	289,950,080

Net change in unrealized appreciation/depreciation on:
Investments	510,335,461
Translation of assets and liabilities denominated in foreign currencies	7,249,970

Net change in unrealized appreciation/depreciation	517,585,431

Net Increase in Net Assets Resulting from Operations	$810,819,507

See accompanying Notes to Financial Statements.

17     OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$3,283,996	$78,556,465

Net realized gain	289,950,080	310,440,639

Net change in unrealized appreciation/depreciation	517,585,431	1,745,138,448

Net increase in net assets resulting from operations	810,819,507	2,134,135,552

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(59,393,971)	(65,742,230)
Class B	—	(222,097)
Class C	(1,359,387)	(2,344,669)
Class I	(1,357,791)	(200,784)
Class N	(1,275,036)	(1,214,437)
Class Y	(14,486,460)	(13,359,955)

	(77,872,645)	(83,084,172)

Distributions from net realized gain:
Class A	(221,947,309)	(10,891,858)
Class B	(4,372,002)	(281,579)
Class C	(21,297,482)	(1,038,462)
Class I	(3,195,806)	(22,007)
Class N	(6,673,285)	(316,746)
Class Y	(40,209,096)	(1,678,281)

	(297,694,980)	(14,228,933)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(115,901,846)	(571,543,644)
Class B	(19,216,038)	(53,752,983)
Class C	9,146,477	(51,695,654)
Class I	218,490,576	39,316,627
Class N	7,851,153	(22,931,258)
Class Y	103,763,512	100,511,058

	204,133,834	(560,095,854)

Net Assets
Total increase	639,385,716	1,476,726,593

Beginning of period	9,913,386,400	8,436,659,807

End of period (including accumulated net investment income of $290,166 and $74,878,815, respectively)	$10,552,772,116	$9,913,386,400

See accompanying Notes to Financial Statements.

18     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$76.06	$60.82	$51.78	$56.31	$50.85	$54.88

Income (loss) from investment operations:
Net investment income[2]	0.03	0.61	0.56	1.06	0.41	0.43
Net realized and unrealized gain (loss)	6.11	15.36	9.56	(4.66)	5.33	(0.44)

Total from investment operations	6.14	15.97	10.12	(3.60)	5.74	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.63)	(1.06)	(0.50)	(0.28)	(0.93)
Distributions from net realized gain	(2.29)	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(2.90)	(0.73)	(1.08)	(0.93)	(0.28)	(4.02)

Net asset value, end of period	$79.30	$76.06	$60.82	$51.78	$56 .31	$50.85

Total Return, at Net Asset Value[3]	8.22%	26.52%	19.80%	(6.59)%	11.32%	3.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,703,659	$7,497,366	$6,509,607	$6,181,685	$7,282,538	$7,191,702

Average net assets (in thousands)	$7,686,513	$7,017,280	$6,551,108	$7,646,696	$7,229,903	$6,099,806

Ratios to average net assets:[4]
Net investment income	0.08%	0.89%	0.99%	1.74%	0.78%	1.05%
Total expenses[5]	1.15%	1.19%	1.22%	1.16%	1.20%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.19%	1.22%	1.16%	1.20%	1.26%

Portfolio turnover rate	4%	11%	12%	13%	13%	8%

19     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

1.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.15%
Year Ended September 30, 2013	1.19%
Year Ended September 28, 2012	1.22%
Year Ended September 30, 2011	1.16%
Year Ended September 30, 2010	1.20%

See accompanying Notes to Financial Statements.

20     OPPENHEIMER GLOBAL FUND

Class B	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$70.04	$56.03	$47.59	$51.82	$46.96	$50.67

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.28)	(0.02)	0.06	0.44	(0.06)	0.08
Net realized and unrealized gain (loss)	5.64	14.21	8.84	(4.24)	4.92	(0.35)

Total from investment operations	5.36	14.19	8.90	(3.80)	4.86	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.44)	0.00	0.00	(0.35)
Distributions from net realized gain	(2.29)	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(2.29)	(0.18)	(0.46)	(0.43)	0.00	(3.44)

Net asset value, end of period	$73.11	$70.04	$56.03	$47.59	$51.82	$46.96

Total Return, at Net Asset Value[3]	7.78%	25.39%	18.81%	(7.44)%	10.35%	2.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,930	$144,206	$163,538	$197,530	$308,804	$397,381

Average net assets (in thousands)	$138,118	$152,754	$182,874	$282,805	$344,445	$364,488

Ratios to average net assets:[4]
Net investment income (loss)	(0.77)%	(0.03)%	0.11%	0.77%	(0.12)%	0.22%
Total expenses[5]	2.04%	2.20%	2.24%	2.20%	2.23%	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	2.10%	2.07%	2.07%	2.07%	2.08%

Portfolio turnover rate	4%	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	2.04%
Year Ended September 30, 2013	2.20%
Year Ended September 28, 2012	2.24%
Year Ended September 30, 2011	2.20%
Year Ended September 30, 2010	2.23%

See accompanying Notes to Financial Statements.

21     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$71.11	$56.93	$48.46	$52.78	$47.76	$51.57

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.23)	0.11	0.14	0.56	0.01	0.11
Net realized and unrealized gain (loss)	5.72	14.41	8.96	(4.34)	5.01	(0.38)

Total from investment operations	5.49	14.52	9.10	(3.78)	5.02	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.24)	(0.61)	(0.11)	0.00	(0.45)
Distributions from net realized gain	(2.29)	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(2.44)	(0.34)	(0.63)	(0.54)	0.00	(3.54)

Net asset value, end of period	$74.16	$71.11	$56.93	$48.46	$52.78	$47.76

Total Return, at Net Asset Value[3]	7.84%	25.62%	18.93%	(7.30)%	10.51%	2.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$704,866	$666,584	$580,390	$581,865	$712,439	$735,502

Average net assets (in thousands)	$691,881	$623,949	$591,634	$735,113	$721,680	$637,892

Ratios to average net assets:[4]
Net investment income (loss)	(0.64)%	0.18%	0.26%	0.98%	0.02%	0.28%
Total expenses[5]	1.87%	1.90%	1.94%	1.91%	1.95%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.90%	1.94%	1.91%	1.95%	2.03%

Portfolio turnover rate	4%	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.87%
Year Ended September 30, 2013	1.90%
Year Ended September 28, 2012	1.94%
Year Ended September 30, 2011	1.91%
Year Ended September 30, 2010	1.95%

See accompanying Notes to Financial Statements.

22     OPPENHEIMER GLOBAL FUND

Class I	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$76.36	$61.08	$57.08

Income (loss) from investment operations:
Net investment income[3]	0.25	0.99	0.53
Net realized and unrealized gain	6.08	15.35	3.47

Total from investment operations	6.33	16.34	4.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.97)	(0.96)	0.00
Distributions from net realized gain	(2.29)	(0.10)	0.00

Total dividends and/or distributions to shareholders	(3.26)	(1.06)	0.00

Net asset value, end of period	$79.43	$76.36	$61.08

Total Return, at Net Asset Value[4]	8.45%	27.12%	7.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,402	$60,732	$12,762

Average net assets (in thousands)	$178,059	$41,484	$6,763

Ratios to average net assets:[5]
Net investment income	0.64%	1.40%	1.37%
Total expenses[6]	0.70%	0.71%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.71%	0.73%

Portfolio turnover rate	4%	11%	12%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	For the period from January 27, 2012 (inception of offering) to September 28, 2012.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.70%
Year Ended September 30, 2013	0.71%
Period Ended September 28, 2012	0.73%

See accompanying Notes to Financial Statements.

23     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$75.68	$60.47	$51.46	$55.96	$50.57	$54.39

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	0.41	0.38	0.85	0.27	0.30
Net realized and unrealized gain (loss)	6.09	15.30	9.49	(4.63)	5.30	(0.36)

Total from investment operations	6.02	15.71	9.87	(3.78)	5.57	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.40)	(0.84)	(0.29)	(0.18)	(0.67)
Distributions from net realized gain	(2.29)	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(2.73)	(0.50)	(0.86)	(0.72)	(0.18)	(3.76)

Net asset value, end of period	$78.97	$75.68	$60.47	$51.46	$55.96	$50.57

Total Return, at Net Asset Value[3]	8.09%	26.16%	19.40%	(6.91)%	11.04%	3.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,741	$214,310	$192,647	$192,212	$228,375	$227,912

Average net assets (in thousands)	$227,756	$200,060	$203,213	$237,342	$226,536	$190,548

Ratios to average net assets:[4]
Net investment income (loss)	(0.18)%	0.60%	0.67%	1.39%	0.51%	0.75%
Total expenses[5]	1.41%	1.47%	1.55%	1.50%	1.47%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.47%	1.55%	1.50%	1.47%	1.55%

Portfolio turnover rate	4%	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.41%
Year Ended September 30, 2013	1.47%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.50%
Year Ended September 30, 2010	1.47%

See accompanying Notes to Financial Statements.

24     OPPENHEIMER GLOBAL FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$76.25	$61.00	$51.95	$56.52	$51.02	$55.25

Income (loss) from investment operations:
Net investment income[2]	0.14	0.80	0.72	1.26	0.66	0.61
Net realized and unrealized gain (loss)	6.12	15.38	9.58	(4.72)	5.29	(0.53)

Total from investment operations	6.26	16.18	10.30	(3.46)	5.95	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.82)	(0.83)	(1.23)	(0.68)	(0.45)	(1.22)
Distributions from net realized gain	(2.29)	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(3.11)	(0.93)	(1.25)	(1.11)	(0.45)	(4.31)

Net asset value, end of period	$79.40	$76.25	$61.00	$51.95	$56.52	$51.02

Total Return, at Net Asset Value[3]	8.37%	26.85%	20.15%	(6.36)%	11.72%	4.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,493,174	$1,330,188	$977,716	$683,652	$577,600	$845,597

Average net assets (in thousands)	$1,420,167	$1,147,539	$839,762	$713,559	$788,663	$714,502

Ratios to average net assets:[4]
Net investment income	0.36%	1.16%	1.26%	2.07%	1.24%	1.50%
Total expenses[5]	0.88%	0.92%	0.93%	0.92%	0.83%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.92%	0.93%	0.90%	0.83%	0.85%

Portfolio turnover rate	4%	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.88%
Year Ended September 30, 2013	0.92%
Year Ended September 28, 2012	0.93%
Year Ended September 30, 2011	0.92%
Year Ended September 30, 2010	0.83%

See accompanying Notes to Financial Statements.

25     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

26     OPPENHEIMER GLOBAL FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

27     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Total federal tax cost	$6,092,897,707

Gross unrealized appreciation	$4,673,232,949
Gross unrealized depreciation	(208,241,061)

Net unrealized appreciation	$4,464,991,888

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$41,703
Payments Made to Retired Trustees	162,035
Accumulated Liability as of March 31, 2014	1,276,195

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

28     OPPENHEIMER GLOBAL FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

29     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

30     OPPENHEIMER GLOBAL FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

31     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$616,659,614	$935,017,276	$—	$1,551,676,890
Consumer Staples	366,601,928	295,417,507	—	662,019,435
Energy	66,930,617	271,651,848	—	338,582,465
Financials	801,345,218	1,475,621,659	—	2,276,966,877
Health Care	1,081,146,886	408,932,436	13,814,344	1,503,893,666
Industrials	465,028,075	827,169,820	—	1,292,197,895
Information Technology	1,578,298,852	995,921,424	—	2,574,220,276
Materials	38,600,083	140,074,984	—	178,675,067
Telecommunication Services	—	157,644,771	—	157,644,771
Preferred Stock	3,545,296	—	—	3,545,296
Rights, Warrants and Certificates	2,675,950	—	—	2,675,950
Investment Company	15,791,007	—	—	15,791,007

Total Assets	$5,036,623,526	$5,507,451,725	$13,814,344	$10,557,889,595

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

32    OPPENHEIMER GLOBAL FUND

2. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Financials	$(49,307,170)	$49,307,170

Total Assets	$(49,307,170)	$49,307,170

*	Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	4,891,792	$380,588,282	11,581,584	$796,948,769
Dividends and/or distributions reinvested	3,537,184	270,276,239	1,159,334	73,269,884
Redeemed	(9,858,877)	(766,766,367)	(21,202,301)	(1,441,762,297)

Net decrease	(1,429,901)	$(115,901,846)	(8,461,383)	$(571,543,644)

Class B
Sold	21,617	$1,555,001	52,151	$3,345,715
Dividends and/or distributions reinvested	60,977	4,305,576	8,429	493,928
Redeemed	(350,794)	(25,076,615)	(920,432)	(57,592,626)

Net decrease	(268,200)	$(19,216,038)	(859,852)	$(53,752,983)

Class C
Sold	555,661	$40,470,649	898,360	$58,249,215
Dividends and/or distributions reinvested	290,692	20,819,371	51,603	3,066,774
Redeemed	(715,646)	(52,143,543)	(1,770,271)	(113,011,643)

Net increase (decrease)	130,707	$9,146,477	(820,308)	$(51,695,654)

Class I
Sold	3,069,513	$236,831,364	670,999	$45,244,700
Dividends and/or distributions reinvested	59,501	4,548,235	3,521	222,605
Redeemed	(293,585)	(22,889,023)	(88,133)	(6,150,678)

Net increase	2,835,429	$218,490,576	586,387	$39,316,627

33     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class N
Sold	473,565	$36,744,468	734,378	$50,648,832
Dividends and/or distributions reinvested	101,057	7,695,449	23,590	1,486,881
Redeemed	(471,728)	(36,588,764)	(1,112,131)	(75,066,971)

Net increase (decrease)	102,894	$7,851,153	(354,163)	$(22,931,258)

Class Y
Sold	3,804,607	$296,075,124	5,047,286	$348,753,326
Dividends and/or distributions reinvested	678,354	51,853,408	229,298	14,498,537
Redeemed	(3,121,204)	(244,165,020)	(3,860,090)	(262,740,805)

Net increase	1,361,757	$103,763,512	1,416,494	$100,511,058

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$463,256,904	$632,711,129

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $2.5 billion	0.63
Next $2.5 billion	0.60
Next $4.0 billion	0.58
Next $8.0 billion	0.56
Over $23 billion	0.54

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

34     OPPENHEIMER GLOBAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$22,334,234
Class N	6,206,096

35     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$489,523	$3,003	$54,935	$13,393	$189

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 31, 2014, the Manager waived fees and/or reimbursed the Fund $20,409 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended March 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$43,294

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain

36     OPPENHEIMER GLOBAL FUND

7. Pending Litigation (Continued)

officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by FI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in

37     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Pending Litigation (Continued)

AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39     OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 Oppenheimer Funds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41     OPPENHEIMER GLOBAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0330.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014